Fair Value Measurements	3 Months Ended
Mar. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Measurements
(12)      Fair Value Measurements

FASB ASC 820 sets forth a framework for measuring fair value and required disclosures about fair value measurements of assets and liabilities. Fair value under FASB ASC 820 is defined as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, use of unobservable prices or inputs are used to estimate the current fair value, often using an internal valuation model. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the item being valued.

FASB ASC 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Partnership’s derivative contracts primarily consist of commodity swap contracts which are not traded on a public exchange. The fair values of commodity swap contracts are determined using discounted cash flow techniques. The techniques incorporate Level 1 and Level 2 inputs for future commodity prices that are readily available in public markets or can be derived from information available in publicly quoted markets. These market inputs are utilized in the discounted cash flow calculation considering the instrument’s term, notional amount, discount rate and credit risk and are classified as Level 2 in hierarchy.

Net liabilities measured at fair value on a recurring basis are summarized below (in millions):

	March 31, 2015 Level 2	December 31, 2014 Level 2
Commodity Swaps*	$17.4	$21.7
Total	$17.4	$21.7

*                 The fair value of derivative contracts included in assets or liabilities for risk management activities represents the amount at which the instruments could be exchanged in a current arms-length transaction adjusted for credit risk of the Partnership and/or the counterparty as required under FASB ASC 820.

Fair Value of Financial Instruments

The estimated fair value of the Partnership’s financial instruments has been determined by the Partnership using available market information and valuation methodologies. Considerable judgment is required to develop the estimates of fair value; thus, the estimates provided below are not necessarily indicative of the amount the Partnership could realize upon the sale or refinancing of such financial instruments (in millions):

	March 31, 2015		December 31, 2014
	Carrying Value	Fair Value	Carrying Value	Fair Value
Long-term debt	$2,493.7	$2,571.2	$2,022.5	$2,026.1
Obligations under capital leases	$19.3	$18.7	$20.3	$19.8

The carrying amounts of the Partnership’s cash and cash equivalents, accounts receivable and accounts payable approximate fair value due to the short-term maturities of these assets and liabilities.

The Partnership had $709.0 million and $237.0 million in outstanding borrowings under its revolving credit facility as of March 31, 2015 and December 31, 2014, respectively. As borrowings under the credit facility accrue interest under floating interest rate structures, the carrying value of such indebtedness approximates fair value for the amounts outstanding under the credit facility. As of March 31, 2015, the Partnership had borrowings totaling $399.5 million, $553.1 million, $349.7 million and $298.4 million net of discount, under the senior unsecured notes due in 2019, 2024, 2044 and 2045, respectively, with a fixed rate of 2.70%, 4.40%, 5.60% and 5.05%, respectively. As of December 31, 2014, the Partnership had borrowings totaling $399.5 million, $553.2 million, $349.7 million, and $298.3 million net of discount under the senior unsecured notes due in 2019, 2024, 2044 and 2045, respectively, with a fixed rate of 2.70%, 4.40%, 5.60% and 5.05%, respectively. Additionally, the Partnership had borrowings of $183.7 million and $184.4 million, including premium, under the senior unsecured notes due in 2022 with a fixed rate of 7.125% as of March 31, 2015 and December 31, 2014, respectively. The fair value of all senior unsecured notes as of March 31, 2015 and December 31, 2014 was based on Level 2 inputs from third-party market quotations.  The fair value of obligations under capital leases was calculated using Level 2 inputs from third-party banks.